UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 26, 2000


                 AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST
             Mortgage Pass-Through Certificates, Series 2000-BC2 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-35026-01       Pending
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On December 26, 2000 a distribution was made to holders of AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST, Mortgage Pass-Through Certificates, Series 2000-BC2 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number             Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC2
                                      Trust, relating to the December
                                      26, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 AMORTIZING RESIDENTIAL COLLATERAL MORTGAGE TRUST
              Mortgage Pass-Through Certificates, Series 2000-BC2 Trust

              By:   Wells Fargo Bank Minnesota, NA  as Master Servicer
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/29/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC2 Trust, relating to the December 26, 2000 distribution.